EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uroplasty, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Kill, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ ROBERT KILL

Robert Kill
President, Chief Executive Officer and Chairman of the Board

Dated: October 31, 2014

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Uroplasty, Inc. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Brett Reynolds, SVP and Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ BRETT REYNOLDS

Brett Reynolds
Senior Vice President, Chief Financial Officer and Corporate Secretary

Dated: October 31, 2014